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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                  Dated March 1, 1999, as revised May 13, 1999


     On or about July 7, 1999, Credit Suisse Group ("Credit Suisse") is expected to acquire the parent companies of Warburg Pincus Asset Management, Inc.
("Warburg"), the subadviser to the Emerging Growth Fund.   As a result of this
transaction, Warburg and other existing Credit Suisse asset management businesses will be reorganized into a new Credit Suisse subsidiary, Credit Suisse Asset Management, LLC ("CSAM"). Under this new arrangement, CSAM will become the subadviser to the Emerging Growth Fund, and will continue to employ Elizabeth B. Dater and Stephen J. Lurito as co-managers of the Fund. CSAM's principal business address is 153 East 53rd Street, New York, New York, 10022.


                                                         July 6, 1999